SECURITIES  AND  EXCHANGE  COMMISSION

                               WASHINGTON  DC  20549

                                    FORM  8-K/A

                                 CURRENT  REPORT

                     PURSUANT  TO  SECTION  13  OR  15(d)  OF  THE

                         SECURITIES  EXCHANGE  ACT  OF  1934

         Date  of  report  (Date  of  earliest  event  reported)  April  5, 2000
                               -------------------


                       Storm  High  Performance  Sound  Corp.

      --------------------------------------------------------------------
                Exact  Name  of  Registrant  as  Specified  in  Charter)


           Florida                     0-29011             52-2048394
      --------------------------------------------------------------------
      (State  or  other  Jurisdiction    (Commission        (IRS  Employer
            of  Incorporation)         File  Number)     Identification  No.)


                     8756  122nd  Avenue  NE  Kirkland,  WA  98033
      --------------------------------------------------------------------
              (Address  of  Principal  Executive  Offices)  (Zip  Code)


       Registrant's  telephone  number,  including  area  code  (425)  827-7817
                                                         ----------------

      --------------------------------------------------------------------
          (Former  Name  or  Former  Address,  if  Changed  Since  Last  Report)

          This report describes the terms and conditions of a Share Exchange Agreement and Plan of Merger between the Storm High Performance Sound Corporation ("Storm") and North Coast Productions, Inc. ("North Coast") dated as of April 4, 2000, and effective as of April 5, 2000.




ITEM  7.  FINANCIAL  STATEMENTS

     (1) The financial statements of North Coast Productions, Inc. for the fiscal year ending December 31, 1999 are included herein in reliance on the report of W. Alan Jorgensen, C.P.A. our independent public accountant.

                         INDEPENDENT ACCOUNTANT'S REPORT


The  Board  of  Directors
North  Coast  Productions,  Inc.
(a  development  stage  company)
Kirkland,  Washington

        I have audited the accompanying balance sheet of North Coast Productions, Inc. (a development stage company) as of December 31, 1999 and the related statement of operations, stockholders' equity, and cash flows from the date of inception (December 29, 1999) to December 31, 1999. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

        I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provide a reasonable basis for my opinion.

        In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of North Coast Productions, Inc. as of December 31, 1999 and the results of its operations and its cash flows from the date of inception to December 31, 1999 in conformity with generally accepted accounting principles.

        The accompanying financial statements have been prepared assuming that North Coast Productions, Inc. (a development stage company) will continue as a going concern. The Company's lack of substantial financing and its nominal operations raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in
Note 1 to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



W.  Alan  Jorgensen
Certified  Public  Accountant


May  8,  2000
Seattle,  Washington
                                                                             F-1

                          NORTH COAST PRODUCTIONS, INC.
                          (A Development Stage Company)

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 1999



      NORTH  COAST  PRODUCTIONS,  INC.




Independent Accountant's Opinion             1

Balance Sheet                                2

Statement  of Operations                     3

Statement  of Cash Flows                     4

Statement of Stockholders' Equity (Deficit)  5

Notes to the financial statements            6



                                     NORTH COAST PRODUCTIONS, INC.
                                     (a development stage company)
                                             BALANCE SHEET
                                           December 31, 1999


ASSETS                                                                     $     -
                                                                           ========


LIABILITIES                                                                $     -

Commitments and Contingencies                    -

STOCKHOLDERS' EQUITY
Common shares:  50,000,000, $0.0001 par value, shares authorized
  Issued and outstanding: 30,317,623 shares                                  5,000
                                                                                 -
Retained deficit                                                            (5,000)
                                                                           --------


Total liabilities and stockholders' equity                                 $     -
                                                                           ========

                                                                             F-2


                          NORTH COAST PRODUCTIONS, INC.
                          (a development stage company)
                             STATEMENT OF OPERATIONS
             From Inception (December 29, 1999) to December 31, 1999


Revenues                                     $         -

 Organization costs                                  195

 General and administrative                        4,805
                                             ------------

Total Expense                                      5,000
                                             ------------

Loss from operation                               (5,000)

Provision for income taxes                             -
                                             ------------

Net loss                                     $    (5,000)
                                             ============


Earnings per share                           nil
                                             ============



       Weighted average shares outstanding:   30,317,623
                                             ============

                                                                             F-3


                              NORTH COAST PRODUCTIONS, INC.
                              (a development stage company)
                                 STATEMENT OF CASH FLOWS
                 From Inception (December 29, 1999) to December 31, 1999




                                                                                 1999
                                                                              --------
OPERATING ACTIVITIES

Net Income                                                                    $(5,000)
Adjustments to reconcile net income to
net cash provided by operations
  Stock issued for general and administrative expenses                          5,000
                                                                              --------
                                                                                    -
Cash from operating activities                                                $     -
                                                                              --------

INVESTING ACTIVITIES                                                                -

FINANCING ACTIVITIES                                                                -


Increase in cash and cash equivalents                                               -
Beginning of year                                                                   -
                                                                              --------

END OF YEAR                                                                   $     -
                                                                              ========

Supplemental cash flows disclosures


                                                        Interest paid during  $     -
                                                        Taxes were paid       $     -


                                                                             F-4


                                 NORTH COAST PRODUCTIONS, INC.
                                 (a development stage company)
                               STATEMENT OF STOCKHOLDERS' EQUITY
                    From Inception (December 29, 1999) to December 31, 1999


                                                              Add'l Paid   Retained
                                       Common Stock           in Capital   Deficit
                                          Shares     $Amount                           Total
                                       ------------  -------  -----------  ---------  --------
December 29, 1999, Beginning balances             -  $     -                      -   $     -

Service contributed for shares           30,317,623    3,032       1,968                5,000

Net loss for 1999                                                         $  (5,000)   (5,000)
                                         -----------   ------             ----------  --------

December 31, 1999, balance               30,317,623  $ 3,032       1,968  $  (5,000)  $     -
                                       ------------  -------  ----------  ----------  --------

                                                                             F-5

                          NORTH COAST PRODUCTIONS, INC.
                          (A development stage company)
                        Notes to the Financial Statements
                                December 31, 1999



NOTE  1   ORGANIZATION  AND  SIGNIFICANT  ACCOUNTING  POLICIES

ORGANIZATION
North Coast Productions, Inc. (Company) was formed as a privately owned company and incorporated in the State of Washington on December 29, 1999. The Company's business plan adopted in December of 1999 is to produce and distribute films for the entertainment industry. In December 1999, the Company adopted a business plan to actively pursue production and distribution of film properties and scripts. Also, management intends to merge with a publicly held company and become the successor SEC reporting entity. See Note 6, Subsequent Events.

USE  OF  ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual  results  could  differ  from  those  estimates.

BASIS  OF  PRESENTATION
The Company's financial statements are presented on a going concern basis. The Company's lack of substantial capitalization and lack of operating history raises substantial doubt about the ability of the Company to continue as a going concern. Management's plans to address these issues include formation of a new business venture in the entertainment industry and funding this business enterprise through the issue of convertible debt and other public and private financing.

CASH
The Company has no bank account, nor cash activity, other than issuing some shares of stock to an officer for reimbursement for incorporation fees.

INCOME  TAXES
The Company has only had nominal business activity, and has had no material income tax events.

NET  INCOME  OR  LOSS  PER  SHARE
As of the date of presentation, the Company has had only nominal operations and therefore no loss or income per share is presented. The Company has a simple capital structure, having only common shares outstanding. However, for information purposes the number of shares in calculating the loss per share is 30,317,623 shares, the number of shares issued upon incorporation.

COMMON  STOCK
The Company has one class of securities authorized, consisting of 100,000,000 shares of common stock with a par value of $0.001 per share. The holders of common stock are entitled to one vote per share on all matters to be voted on by shareholders and do not have cumulative voting rights. The shares of common stock have no pre-emptive, subscription, conversion or redemption rights and may be issued only as fully paid and non-assessable shares.

NOTE  2  FAIR  VALUE  OF  FINANCIAL  INSTRUMENTS

The Company's financial instruments include common shares outstanding. It is not practicable to estimate the fair value of the common shares, due primarily to the uncertainty surrounding the timing of cash flows.

NOTE  3  RELATED  PARTY  TRANSACTIONS

Coast Northwest, Inc., a company controlled by the Company's majority shareholders, provided substantially all of the Company's administrative services since inception in December, 1999. No payments have been made to Coast Northwest for such services nor is any amount owed at December 31, 1999 for unpaid services. Any future payment to Coast Northwest for past or future services provided will be subject to the Company's success at raising the necessary funds to finance operations.

NOTE  4  COMMITMENTS  AND  CONTINGENCIES

North Coast does not own any real property. The Company's executive offices are located in Kirkland, WA in 1300 square feet of office space. Administrative support services are provided for $5,000 per month under a verbal month to month agreement between the Company and Coast Northwest, Inc., a company controlled by the majority shareholders of the Company.

NOTE  5  SUBSEQUENT  EVENTS

Effective March 31, 2000, in a series of transactions, the Company acquired the controlling interest in The Storm High Performance Sound Corporation ("Storm"). Also, as part of this transaction effective March 31, 2000, Storm acquired Hi Liner Group, Inc. a public shell. The effect of these transactions on the number of shares outstanding of the Company's common stock is to increase the shares outstanding to 30,317,623 shares with par value of $0.0001 per share. This increase in the number of shares outstanding is reflected in the financial statements as of December 31, 1999.

At the time of the merger with Storm, the Company contributed $300,000 cash to Storm, which was used to pay all of the then existing obligations of Storm. All of the assets of Storm, prior to the acquisition, have been distributed to the former controlling shareholders of Storm, and Storm had no assets or liabilities at the time of the merger.

Storm was organized and incorporated under the laws of the State of Florida on June 12, 1997. Prior to the time of the merger, Storm had ceased its operations and began a search for new business opportunities. The Company plans to complete the transaction by merging into Storm, and becoming the successor SEC reporting entity.

Storm has one class of securities authorized, consisting of 50,000,000 shares of common stock with a par value of $0.0001 per share. The holders of common stock are entitled to one vote per share on all matters to be voted on by shareholders and do not have cumulative voting rights. The shares of common stock have no pre-emptive, subscription, conversion or redemption rights and may be issued only as fully paid and non-assessable shares.

Effective March 31, 2000 and as part of the recapitalization transaction, Storm gained control of The Hi Liner Group, Inc. a Delaware corporation ("Hi Liner"). Hi Liner was a public shell, an SEC reporting company but without assets, liabilities or operations. Storm acquired all of the Hi Liner outstanding common stock in exchanged for 1,500,000 shares of Storm common stock valued at the $0.0001 par value.

In connection with the acquisition of Hi Liner, Inc., Storm entered into a consulting agreement, wherein Storm agreed to issue 2,000,000 shares of Storm's common stock to five consultants in return for consulting services.

In March 2000, funding began of a convertible debentures agreement with a face value of $1,000,000. The debenture agreement calls for conversion into common shares at a discount of 30% of the market value of the common shares based on their market price at the time of conversion.

     (2) Pro Forma Financial Information. The Pro Forma Financial Information of Storm and North Coast required by this Item 7(b) are included herein.

                  THE STORM HIGH PERFORMANCE SOUND CORPORATION
                       dba / NORTH COAST PRODUCTIONS, INC.
                          (A Development Stage Company)

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION


Introduction to Unaudited Pro Forma Condensed Combined Financial Information of The Storm High Performance Sound Corporation ('Storm") dba/ North Coast Productions, Inc. ("North Coast")

The following unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the combined results of operations for future periods or the results of operations that actually would have been realized had Storm and North Coast been a combined company during the specified periods. The unaudited pro forma condensed combined financial statements, including related notes, are qualified in their entirety by reference to, and should be read in conjunction with, the historical financial statements and related notes thereto of Storm included in Form 8-k filed on April 3, 2000 and of North Coast, included elsewhere in this filing.

The following unaudited pro forma condensed combined financial statements give effect to the acquisition of Storm as a reverse acquisition by North Coast. The pro forma condensed combined financial statements are based on the respective historical audited and unaudited financial statements and related notes of Storm and North Coast.

The pro forma condensed combined statement of operations for the year ended December 31,1999 assumes the acquisition took place January 1, 1999 and combines Storm's audited statement of operations for the year ended December 31, 1999 with North Coast's audited statement of operations for the year ended December 31, 1999. The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2000 assumes the acquisition took place January 1, 1999 and combines Storm's unaudited statement of operations for the three
       -
months ended March 31, 2000 with North Coast's unaudited statement of operations for the three months ended March 31, 2000.


                           THE STORM HIGH PERFORMANCE SOUND CORPORATION
                                dba / NORTH COAST PRODUCTIONS, INC.
                                   (A Development Stage Company)
                    UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
                                    YEAR ENDED DECEMBER 31, 1999


                                      Historical     Historical     Pro Forma
                                      North Coast      Storm       Adjustments         Pro Forma
                                     -------------  ------------  -------------       ------------
Revenue

   Sales                             $          -   $     3,634   $          -        $     3,634

Cost of Merchandise sold                                  3,339                             3,339
                                       ----------- ------------     ---------------  ------------

     Gross Margin                                           295                               295
                                       -----------  ------------    ---------------   ------------

Expenses
   Interest                                               2,130        428,571   (2)
                                                                        85,600   (3)      516,301
   Depreciation and Amortization                          7,808                             7,808
   Selling and Administration               5,000        26,582                            31,582
   Reverse merger consulting fees                                      125,200   (4)      125,200
                                     -------------  -----------   -------------       ------------
                                            5,000        36,520        639,371            680,891
                                     -------------  ------------  -------------       ------------

Loss from Operations                       (5,000)      (36,225)      (639,371)          (680,596)

Other income and Expense
   Other income                                           2,376                             2,376
                                      ------------  ------------  ------------        ------------

Net loss                             $     (5,000)  $   (33,849)  $   (639,371)       $  (678,220)
                                     =============  ============  =============       ============

Earnings (loss) per common share                    nil                               $     (0.01)
                                     =============  ============  =============       ============

Weighted average shares outstanding                   8,521,600     41,478,400   (1)   50,000,000
                                     =============  ============  =============       ============



                          THE STORM HIGH PERFORMANCE SOUND CORPORATION
                              dba / NORTH COAST PRODUCTIONS, INC.
                                 (A Development Stage Company)
                  UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
                                THREE MONTHS ENDED MARCH 31, 2000


                                       Historical   Historical    Pro Forma
                                      North Coast      Storm     Adjustments         Pro Forma
                                      ------------  -----------  ------------       -----------
Expenses
   General and administrative         $    101,979  $         -  $          -       $   101,979
                                      ------------  -----------  ------------       -----------

Net loss from operations                   101,979            -             -           101,979

   Interest and loan fees                   39,000            -                          39,000

   Reverse merger consulting fees          125,200            -                         125,200
                                      ------------  -----------  ------------       -----------

Net loss from continuing operations        266,179            -             -           266,179

   Loss from discontinued operations             -      297,832                         297,832
                                      ------------  -----------  ------------       -----------

Net loss                              $    266,179  $   297,832  $          -       $   564,011
                                      ============  ===========  ============       ===========

Earnings (loss) per common share                    $      0.01                     $      0.01
                                                    ===========                     ===========

Earnings (loss) per common share
   discontinued operations                          $      0.01                     $      0.01
                                                    ===========                     ===========

Weighted average shares outstanding                  25,000,000    25,000,000  (1)   50,000,000
                                                    ===========  ============       ===========


                  THE STORM HIGH PERFORMANCE SOUND CORPORATION
                       dba / NORTH COAST PRODUCTIONS, INC.
                          (A Development Stage Company)

      Notes to Unaudited Pro Forma Condensed Combined Financial Statements


A.     Basis  of  Presentation
       -----------------------

North Coast became a successor to Storm under a Stock Purchase Agreement between Storm and North Coast dated January 28, 2000 and effective March 31, 2000 and a related Share Exchange Agreement and Plan of Merger between Storm and North Coast dated April 4, 2000 and effective as of April 5, 2000. These Agreements were disclosed previously in Storm's Form 8-K filed on April 3, 2000 and Storm's Form 10-QSB for the quarter ended March 31, 2000 filed on May 18, 2000.

Under the Agreements, North Coast shareholders became the holders of the majority of the issued and outstanding common stock of Storm and the plan of operations of North Coast became that of Storm. Under the Agreements Storm cancelled 7,030,377 shares previously owned by its former major shareholders and issued net new shares of 17,969,623 to the former shareholders of North Coast. Additionally 326,400 shares were issued as a finders fee to an unrelated third party. All of the newly issued shares were issued at par of $0.0001 per share. There was no market in Storm shares at the time of the Agreements.

Storm had no operations and little or no assets and liabilities immediately prior to its merger with North Coast. The transaction is treated as a capital transaction in substance rather than a business combination and has been accounted for as a reverse merger.

Pursuant to a separate Stock Exchange Agreement dated March 31, 2000 between Storm and MRC Legal Services LLC ("MRC"), a majority shareholder of the HiLiner Group, Inc. ("HiLiner"), Storm issued 1,500,000 shares of its common stock to MRC at $0.0001 per share in exchange for all of the issued and outstanding common stock of HiLiner. Upon execution of the Stock Exchange Agreement and delivery of the Storm shares to MRC as the sole shareholder of HiLiner, pursuant to Rule 12g-3 of the General Rules and Regulations of the Securities and Exchange Commission, Storm became the successor issuer to HiLiner for reporting purposes under the Securities Exchange Act of 1934 and elected to report under the Act effective March 31,2000.

Concurrent with and in connection with the Stock Exchange Agreement between Storm and MRC, Storm also entered into a Consulting Agreement effective March 31, 2000 with several individuals ("the Consultants") whereby Storm agreed to pay 125,000 cash and issue 2,000,000 shares of its common stock at $0.0001 per share as consideration for services under the Consulting Agreement.

Hiliner had nil net assets at March 31, 2000 and no operating activity during the pro forma periods. Financial statements of HiLiner are not included in the pro forma statements of operations because they are not material.

On March 28, 2000, North Coast issued 9% series A subordinated convertible redeemable debentures for $914,400, net of a debt discount of $85,600, due March 28, 2002. The series A debentures are convertible into common stock of Storm, as a result of the assumption of the debt in the reverse merger. The debt is convertible into common stock at 70.0% of the average closing bid price of the common stock for the five days immediately preceding the date of notice of conversion by the holder. The conversions to date have averaged about $0.05 per share and the Company assumes for pro forma purposes that approximately
19,680,000 shares will be issued upon full conversion of the Series A debentures. As of June 23, 2000, a portion of the debentures have been converted into approximately 11,000,000 shares of Storm's common stock.

The beneficial conversion feature related to the 30% conversion discount will be accounted for in accordance with Emerging Issues Task Force No. 98-5, "Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios." Therefore, the beneficial conversion feature, which was valued at approximately $429,000, will be accounted for as additional interest expense at the issue date, which is the date the debentures first become convertible.

A pro forma balance sheet is not presented herein. The balance sheet of Storm filed in the Form 10-QSB for the quarter ended March 31, 2000 gives effect to the reverse merger as of March 31, 2000. The pro forma condensed combined statement of operations for the year ended December 31,1999 assumes the acquisition took place January 1, 1999 and combines Storm's audited statement of operations for the year ended December 31, 1999 with North Coast's audited statement of operations for the year ended December 31, 1999. The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2000 assumes the acquisition took place January 1, 1999 and combines Storm's unaudited consolidated statement of operations for the three months ended March 31, 2000 with North Coast's unaudited statement of operations for the three months ended March 31, 2000.

B.     Pro  Forma  Adjustments

(1) To assume the conversion as of January 1, 1999 of the Series A convertible debentures into 19,682,377 shares of common stock of Storm. Also to assume the issuance as of January 1, 1999 of 18,296,023 new shares in connection with the reverse merger between North Coast and Storm and the issuance of 3,500,000 new shares in connection and the acquisition of HiLiner.
(2) To record the additional interest expense from the beneficial conversion feature. The recording of the Series A convertible debentures includes the accounting for the additional interest expense of $428,571 from the beneficial conversion feature. The additional shares and the additional interest expense are reflected as though the conversion was made at January 1, 1999.
(3) To record the amortization as of January 1, 1999 of the $85,600 debt discount on the Series A convertible debentures.
(4) To record in the pro forma year ended December 31,1999, reverse merger consulting fees as though the reverse merger occurred at January 1, 1999. These fees are already reflected in the three months period ended March 31, 2000.